Household Consumer Loan Trust, Series 1997-2
Deposit Trust Calculations
Previous Due Period Ending                           Feb 28, 1999
Current Due Period Ending                            Mar 31, 1999
Prior Distribution Date                              Mar 12, 1999
Distribution Date                                    Apr 14, 1999

Beginning Trust Principal Receivables            4,398,985,380.51
FC&A Collections                                    69,725,180.45
Principal Collections                              134,681,388.05
Additional Balances                                 49,556,829.66
Net Principal Collections                           85,124,558.39
Defaulted Amount                                    30,902,298.89
Miscellaneous Payments                                       0.00

Beginning Participation Invested Amount            793,714,924.39
Beginning Participation Unpaid Principal           793,714,924.39
Balance
Ending Participation Invested Amount               772,724,061.24
Ending Participation Unpaid Principal              772,724,061.24
Balance

Accelerated Amortization Date                        Oct 31, 2002
Is it the Accelerated Amortization Period?                      0
0=No

OC Balance as % of Ending Participation                    8.262%
Invested Amount (3 month average)
Is it Early Amortization?  (No, if 3 month                      0
OC Average  >or=4.25%)  0=NO, 1=YES

Investor Finance Charges and Administrative
Collections
Numerator for Floating Allocation                  793,714,924.39
Numerator for Fixed Allocation                     814,048,549.53
Denominator - Max(Sum of Numerators,             4,387,253,995.65
Principal Receivables)
Applicable Allocation Percentage                         18.0914%
Investor FC&A Collections                           12,614,249.46

Series Participation Interest Default Amount
Numerator for Floating Allocation                  793,714,924.39
Denominator - Max(Sum of Numerators,             4,387,253,995.65
Principal Receivables)
Floating Allocation Percentage                           18.0914%
Series Participation Interest Default Amount         5,590,653.25


Principal Allocation Components
Numerator for Floating Allocation                  793,714,924.39
Numerator for Fixed Allocation                     814,048,549.53
Denominator - Max(Sum of Numerators,             4,387,253,995.65
Principal Receivables)


Series Participation Interest Monthly
Interest
(a) Series Participation Interest Pass                    6.2500%
Through Rate, [Max(b,c)]
(b) Prime Rate minus 1.50%                                6.2500%
(c) Rate Sufficient to Cover Interest, Yield              4.7298%
and Accelerated Principal Pmt Amount
(d) Series Participation Interest Unpaid           793,714,924.39
Principal Balance
(e) Actual days in the Interest Period                         33
Series Participation Monthly Interest,               4,547,325.09
[a*d*e]

Series Participation Interest Interest                       0.00
Shortfall
Previous Series Participation Interest                       0.00
Interest Shortfall

Additional Interest                                          0.00

Series Participation Interest Monthly
Principal
Available Investor Principal Collections,           20,990,863.15
[a+m+n]

(a) Investor Principal Collections,                 15,400,209.90
[Max(b,h) or e]
(b) prior to Accelerated Amort. Date or not         15,400,209.90
Early Amort. Period, [c*d]
(c) Floating Allocation Percentage                       18.0914%
(d) Net Principal Collections                       85,124,558.39
(e) after Accelerated Amort Date or Early           24,989,934.18
Amort Period, [f*g]
(f) Fixed Allocation Percentage                          18.5549%
(g) Collections of Principal
                                                   134,681,388.05

(h) Minimum Principal Amount, [Min(i,l)]            11,871,075.09
(i)  Floating Allocation Percentage of              24,365,725.77
Principal Collections
(j)  2.5% or 2.2% of the Series                     17,461,728.34
Participation Interest Invested Amount
(k) Series Participation Interest Net                5,590,653.25
Default Payment Amount
(l)  the excess of (j) over (k)                     11,871,075.09

(m) Series Participation Interest Net                5,590,653.25
Default Payment Amount

(n) Optional Repurchase Amount (principal                    0.00
only) at Sec. 9

Application of Investor Finance Charges and
Admin Collections
Investor Finance Charges and Admin.                 12,614,249.46
Collections [Sec. 4.11(a)]
Series Servicing Fee paid if HFC is not the                  0.00
Servicer [Sec. 4.11(a)(i)]
plus any unpaid Series Servicing Fee of                      0.00
other than HFC
Series Participation Interest Monthly                4,547,325.09
Interest [Sec. 4.11(a)(ii)]
Series Participation Interest Interest                       0.00
Shorfall [Sec. 4.11(a)(ii)]
Additional Interest [Sec. 4.11(a)(ii)]                       0.00
Series Participation Interest Default Amount         5,590,653.25
[Sec. 4.11(a)(iii)]
Reimbursed Series Participation Interest                     0.00
Charge-Offs [Sec. 4.11(a)(iv)]
Servicing Fee Paid [Sec. 4.11(a)(v)]                 1,322,858.21
Excess [Sec. 4.11(a)(vi)]                            1,153,412.91

Series Participation Investor Charge Off                     0.00
[Sec. 4.12(a)]
Series 1997-2  Owner Trust Calculations
Due Period Ending                                    Mar 31, 1999
Payment Date                                         Apr 15, 1999

Calculation of Interest Expense

Index (LIBOR)                                           4.938750%
Accrual end date, accrual beginning date and         Apr 15, 1999
days in Interest Period
                                                        Class A-1
Beginning Unpaid Principal Balance                 489,343,684.13
Previously unpaid interest/yield                             0.00
Spread to index                                             0.18%
Rate (capped at 12.5%, 14%, 14%, 14%, 15%)              5.118750%
Interest/Yield  Payable on the Principal             2,156,935.21
Balance
Interest on previously unpaid interest/yield                 0.00
Interest/Yield Due                                   2,156,935.21
Interest/Yield Paid
                                                     2,156,935.21

Summary

Beginning Security Balance
                                                   489,343,684.13
Beginning Adjusted Balance
                                                   489,343,684.13
Principal Paid
                                                    21,156,220.43
Ending Security Balance
                                                   468,187,463.70
Ending Adjusted Balance
                                                   468,187,463.70
Ending Certificate Balance as %
Participation Interest Invested Amount
Targeted Balance
                                                   401,816,511.84
Minimum Adjusted Balance
Certificate Minimum Balance
Ending OC Amount as Holdback Amount
Ending OC Amount as Accelerated Prin Pmts

Beginning Net Charge offs                                    0.00
Reversals                                                    0.00
Charge offs                                                  0.00
Ending Net Charge Offs                                       0.00

Interest/Yield Paid per $1000                          $2.3650605
Principal Paid per $1000                              $23.1976101
Series 1997-2  Owner Trust Calculations
Due Period                                             March 1999
Payment Date                                         Apr 15, 1999

Optimum Monthly Principal  [a+b+c]
(a) Available Investor Principal Collections        20,990,863.15
(b) Series Participation Interest Charge                     0.00
Offs
(c) Lesser of Excess Interest and Carryover                  0.00
Charge offs

Accelerated Principal Payment                          165,357.28

Series Participation Interest Monthly                4,547,325.09
Interest

Allocation of Optimum Monthly Principal and
Series Part. Interest Monthly Interest

Interest and Yield
  Pay Class A-1 Interest Distribution- Sec.          2,156,935.21
3.05(a)(i)(a)
  Pay Class A-2 Interest Distribution- Sec.            216,121.67
3.05(a)(i)(b)
  Pay Class A-3 Interest Distribution- Sec.            413,753.13
3.05(a)(i)(c)
  Pay Class B Interest Distribution- Sec.              274,314.48
3.05(a)(i)(d)
  Pay Certificates the Certificate Yield-              214,784.79
Sec. 3.05(a)(i)(e)

Principal up to Optimum Monthly Principal
Balance
  Pay Class A-1 to Targeted Principal               20,990,863.15
Balance- Sec. 3.05(a)(ii)(a)
  Pay Class A-2 to Targeted Principal                        0.00
Balance subject to Min Adj Bal- Sec.
3.05(a)(ii)(b)
  Pay Class A-3 to Targeted Principal                        0.00
Balance subject to Min Adj Bal- Sec.
3.05(a)(ii)(c)
  Pay Class B to Targeted Principal Balance                  0.00
subject to Min Adj Bal- Sec. 3.05(a)(ii)(d)

 Pay Certificate Yield if not paid pursuant                  0.00
to Sec. 3.05 (a)(i)(e)

Principal up to Optimal Monthly Principal
  Pay Certificate to Targeted Principal                      0.00
Balance subject to Min Adj Bal- Sec.
3.05(a)(iii)
  Pay OC Remaining Optimal Monthly Prin Amt                  0.00
subject to OC Min Bal- Sec. 3.05(a)(iv)

Principal up to Accelerated Principal
Payment Amout
  Pay Class A-1 to Targeted Principal                  165,357.28
Balance subject to Min Adj Bal- Sec.
3.05(a)(v)(a)
  Pay Class A-2 to Targeted Principal                        0.00
Balance subject to Min Adj Bal- Sec.
3.05(a)(v)(b)
  Pay Class A-3 to Targeted Principal                        0.00
Balance subject to Min Adj Bal- Sec.
3.05(a)(v)(c)
  Pay Class B to Targeted Principal Balance                  0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(d)
  Pay Class A-1 to zero- Sec. 3.05(a)(v)(e)                  0.00
  Pay Class A-2 to zero- Sec. 3.05(a)(v)(f)                  0.00
  Pay Class A-3 to zero- Sec. 3.05(a)(v)(g)                  0.00
  Pay Class B to zero- Sec. 3.05(a)(v)(h)                    0.00

Principal up to Optimal Monthly Principal
  Pay Class A-1 to zero- Sec. 3.05(a)(vi)(a)                 0.00
  Pay Class A-2 to zero- Sec. 3.05(a)(vi)(b)                 0.00
  Pay Class A-3 to zero- Sec. 3.05(a)(vi)(c)                 0.00
  Pay Class B to zero- Sec. 3.05(a)(vi)(d)                   0.00
  Pay Certificates up to Certificate Minimum                 0.00
Balance or zero- Sec. 3.05(a)(vi)(e)
  Pay HCLC Optimum Monthly Principal                         0.00
provided OC >0- Sec. 3.05(a)(vi)(f)

Remaining Amounts to Holder of Designated            1,106,058.53
Certificate - Sec. 3.05(a)(vii)




Allocations of Distributions to
Overcollateralization Amount

Available Distributions
      Pay OC Remaining Optimal Monthly Prin                  0.00
Amt subject to OC Min Bal- Sec. 3.05(a)(iv)
      Pay HCLC Optimum Monthly Principal                     0.00
provided OC >0- Sec. 3.05(a)(vi)

To Designated Certificate Holder up to total                 0.00
Accelerated Principal Payments
To Designated Certificate Holder up to                       0.00
Holdback Amount
To HCLC any remaining amounts                                0.00